SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2007

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KBW, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

787 Seventh Avenue, New York, New York 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:     (212) 887-7777

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On October 26, 2007, Michael J. Zimmerman was appointed to the Board of Directors of KBW, Inc. (the "Company"). The Board of Directors determined that Mr. Zimmerman is independent in accordance with the director independence standards established under the Company's corporate governance policies and applicable rules and regulations, including the corporate governance rules of the New York Stock Exchange. In connection with Mr. Zimmerman’s appointment, the Board of Directors increased its size to seven and now consists of a majority of independent directors. Mr. Zimmerman’s initial term as a Director will end in 2009.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number                      Description

99                        Press Release of KBW, Inc. dated October 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        KBW, Inc.

By:	/s/ Mitchell B. Kleinman
Name: Mitchell B. Kleinman
Title: General Counsel
Date: October 29, 2007

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